Exhibit 10.4

FORM OF ADVANCEMENT AGREEMENT

This Advancement Agreement (this “Agreement”) is entered into as of [            ], 2015 by and between Black Knight Financial Services, LLC, a Delaware limited liability company (including any successor, the “Operating Company”) and Black Knight Financial Services, Inc., a Delaware corporation (including any successor, the “Corporation”). Certain capitalized terms used in this Agreement are defined in Section 3.

RECITALS

WHEREAS, in connection with the initial public offering of the Corporation (the “IPO”), the Operating Company and the Corporation desire to enter into this Agreement in order to provide for the payment to or on behalf of the Corporation by the Operating Company of certain costs, fees and expenses as provided herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants contained herein and other consideration, the sufficiency of which is hereby confirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Expenses.

(a) The Operating Company shall, in consideration of the benefits received by the Operating Company in connection with the IPO and the Transaction Agreements, commencing on the date hereof and continuing for the term of this Agreement as set forth in Section 2, pay to or on behalf of the Corporation any and all (i) reasonable customary costs, fees and expenses incident to any public or private offering of shares of the Corporation pursuant to the Securities Act and the registration of the Corporation’s shares on any national securities exchange incurred by the Corporation (including in connection with the acquisition of any Person or assets that are contributed to the Operating Company pursuant to the terms of the LLC Agreement), including all registration and filing fees, costs, fees and expenses of compliance with securities or blue sky Laws, U.S. Financial Industry Regulatory Authority Inc. fees, exchange listing and ongoing fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, and (to the extent required by the Registration Rights Agreement or any other registration rights agreement entered into after the date hereof) all fees and disbursements of legal counsel of any stockholders in the public offering, fees and disbursements of counsel for the Corporation and all independent certified public accountants and other Persons retained by the Corporation, and costs, fees and expenses incurred by the Corporation pursuant to the underwriting agreement used in connection with the public offering (but not including any underwriting discounts or commissions attributable to the sale of shares of Class A Common Stock, $0.0001 par value per share, of the Corporation), (ii) reasonable customary corporate, securities and administrative costs, fees and expenses incurred by the Corporation from time to time, including fees and disbursements of all investment bankers, financial advisers, legal counsel, independent certified public accountants, consultants and other Persons retained by the Board of Directors (or equivalent) and costs, fees and expenses associated with any filings with the Securities and Exchange Commission, any securities exchange or over-the-counter trading market, Secretary of State of the State of Delaware (or any other Governmental Entity), payments or deductibles for insurance policies held by the Corporation, equity plan administrator fees, and legal and other costs, fees and expenses associated with such corporate housekeeping or administrative matters, (iii) losses, claims, damages, liabilities, costs, fees and expenses incurred in connection with any indemnification or expense advancement required by Law or provided by any organizational document of the Corporation or an indemnification agreement (approved by the Board of Directors (or equivalent)) by and between the Corporation and any director, officer, employee or agent of the Corporation (but only to the extent that all such losses, claims, damages, liabilities, costs, fees and expenses required to be paid by the Corporation, are actually paid), (iv) losses, claims, damages, liabilities, costs, fees and expenses incurred in connection with any indemnification obligations of the Corporation under the Registration Rights Agreement (but only to the extent that all such losses, claims, damages, liabilities, costs, fees and expenses are required to be paid by the Corporation to certain of its stockholders under the Registration Rights Agreement, are actually paid), (v) any franchise taxes paid or payable by the Corporation arising solely as a result of the Corporation’s status as a corporation, and any income taxes, if any, paid or payable by the Corporation arising solely as a result of receiving any amounts pursuant to this Agreement and (vi) any costs, fees and expenses payable or reimbursable to any members of the Board of Directors (or equivalent) or any committee thereof or any of its wholly-owned subsidiaries in accordance with the terms of any resolutions or policies approved by the Board of Directors (clauses (i) through (vi), collectively, the “Expenses”).

(b) The Corporation shall submit (or shall cause to be submitted) to the Operating Company (i) a written request or invoice specifying any particular Expenses as and when incurred by the Corporation and/or (ii) a written, intracompany invoice on a monthly basis specifying the Expenses incurred by the Corporation during the preceding calendar month (any written request or invoice specified in clauses (i) or (ii) of this Section 1(b) is referred to as an “Invoice”). If reasonably requested by the Operating Company, the Corporation shall provide documentation evidencing the incurrence of any Expenses. The Operating Company shall pay to such third party or the Corporation by check or wire transfer of immediately available funds to an account specified by such third party and/or the Corporation, respectively, an aggregate amount equal to the aggregate Expenses identified on the applicable Invoice upon the earlier of the date on which such payment is due and payable to the applicable third party or 14 days following the Operating Company’s receipt of such Invoice; provided, however, that the Operating Company shall not be obligated to make any payment of Expenses to such third party or the Corporation unless and until any reasonably requested documentation evidencing the incurrence of Expenses has been provided to the Operating Company. To the extent that, subsequent to the payment of any Expenses by the Operating Company pursuant to any Invoice, all or a portion of any Expense is reimbursed to the Corporation by a third party or is otherwise deemed not to have been incurred by the Corporation, then the

Corporation shall immediately return (or shall cause to be returned immediately) such reimbursed or deemed amounts to the Operating Company. The Corporation’s failure to timely provide an Invoice or identify an Expense on an Invoice shall in no way limit any right to payment pursuant to this Agreement for such Expense. Notwithstanding anything herein to the contrary, the Operating Company shall have no obligation to make payment for any Expense except in accordance with the procedures set forth in this Section 1(b).

2. Term. This Agreement shall continue in full force and effect until the earlier to occur of (i) 90 days after the date that the Corporation provides written notice of its desire to terminate this Agreement, and (ii) the date of any dissolution or winding up of either the Corporation or the Operating Company. In the event of a termination of this Agreement, the Operating Company shall pay to the Corporation all unpaid Expenses incurred prior to the date of such termination.

3. Definitions. For purposes of this agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors” means the board of directors of the Corporation.

“Corporation” has the meaning set forth in the Preamble.

“Expenses” has the meaning set forth in Section 1(a).

“Governmental Entity” means any federal, state or local court, administrative or regulatory agency or commission or other governmental authority, domestic or foreign (including any applicable stock exchange).

“Invoice” has the meaning set forth in Section 1(b).

“Law” means, any United States, federal, state or local or any foreign law (in each case, statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, statute, regulation, (domestic or foreign), Order or other similar requirement enacted, issued, adopted, promulgated, entered into or applied by a Governmental Entity.

“LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement, dated as of the date hereof, by and among the Operating Company, the Corporation, THL Equity Fund VI Investors (BKFS) III, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (BKFS-LM), LLC, a Delaware limited liability company, THL Equity Fund VI Investors (BKFS-NB), LLC, a Delaware limited liability company, Black Knight Holdings, Inc., a Delaware corporation (f/k/a Black Knight Financial Services, Inc.), and the other Persons that may from time to time become parties thereto in accordance with the terms thereof (as amended from time to time).

“Merger Agreement” means that certain Merger Agreement, dated as of the date hereof, by and among the Corporation and the THL Holding Companies.

“Operating Company” has the meaning set forth in the Preamble.

“Order” means any order, writ, injunction, ruling, decree, judgment, award, injunction, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity (in each case, whether temporary, preliminary or permanent).

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Corporation and the holders named therein, dated as of the date hereof.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of the date hereof, by and among the Corporation, the Holders and the Holders’ Representative (each as defined therein).

“THL Holding Company” means, each of (i) THL Black Knight I Holding Corp. and (ii) THL Investors Black Knight I Holding Corp., and in each case, any successors thereto.

“Transaction Agreements” means, collectively, (i) this Agreement; [(ii) the Amended and Restated Charter of the Corporation, dated as of the date hereof (as amended); (iii) the LLC Agreement; and (iv) the Registration Rights Agreement; (v) the Merger Agreement; and (vi) the Tax Receivable Agreement.]1

4. Addresses and Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4).

(a)  If to the Corporation, to:

Black Knight Financial Services, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

[1]	Note to Draft: List of Transaction Agreements to be updated, as appropriate.

with a copy to:

Fidelity National Financial, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

Attention: Thomas M. Hagerty

Facsimile: (617) 227-5514

(b)  If to the Operating Company, to:

Black Knight Financial Services, LLC

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

with a copy to:

Black Knight Financial Services, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

Black Knight Holdings, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

Fidelity National Financial, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attention: Executive Vice President, General Counsel and Corporate Secretary

Facsimile: (904) 633-3055

Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

Attention: Thomas M. Hagerty

Facsimile: (617) 227-5514

5. Amendments and Modifications. Except as otherwise provided herein, no amendment, modification, or variation of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.

6. No Waiver. The failure of any party hereto, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any provision of this Agreement shall not suspend, waive or affect any other provision of this Agreement whether the same is prior or subsequent thereto. None of the undertakings, agreements and covenants of any party hereto contained in or contemplated by any other provision of this Agreement shall be deemed to have been suspended or waived by any other party hereto, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of such party and directed to any other party hereto specifying such suspension or waiver.

7. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of all of the parties and their respective successors and permitted assigns, including, for the avoidance of doubt, any successor or permitted assign of the Corporation or the Operating Company by operation of law. Neither the Corporation nor the Operating Company may assign their obligations under this Agreement. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the parties hereto with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

8. Entire Agreement. This Agreement and the other Transaction Agreements collectively constitute the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof and thereof.

9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable Law, the provisions of this Agreement shall be deemed to be severable but only to the extent consistent with economic and other purposes of this Agreement.

10. Consent to Jurisdiction. Each party agrees that it shall bring any action, suit, demand or proceeding (including counterclaims) in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby, exclusively in any state or federal court located in the State of Delaware (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions contemplated hereby (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action, suit, demand or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action, suit, demand or proceeding shall be effective if notice is given in accordance with Section 4.

11. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12. Governing Law. This Agreement (and all claims, controversies and causes of action, whether in contract, tort or otherwise) and the rights and obligations of the parties hereunder shall be governed by, and construed, interpreted and enforced in accordance with, the Laws of the State of Delaware.

13. Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed and delivered shall be an original, and all of which when taken together shall constitute one and the same instrument.

14. Interpretation. Any references to an agreement or organizational document herein shall mean such agreement or organizational document, as may be amended, modified and/or supplemented (and/or as any provision thereunder may be waived) from time to time in accordance with its terms.

15. Headings. The descriptive headings of the several Articles and Sections contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

CORPORATION:

BLACK KNIGHT FINANCIAL SERVICES, INC.

Name:
Title:

OPERATING COMPANY:

BLACK KNIGHT FINANCIAL SERVICES, LLC

Name:
Title:

[Signature Page to Advancement Agreement]